Subsequent Events	12 Months Ended
Dec. 31, 2025
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent Events
26.
SUBSEQUENT EVENTS

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Amendment to PGCo Share Premium Reduction and Shareholder Distribution (Note 10)

Subsequent to year-end, the Board and shareholders of PGCo approved a resolution amending the terms of the previously approved share premium distribution described in Note 10. The resolution revoked the inflation indexation mechanism approved in December 2025 and established that the shareholder distribution payable would be fixed in U.S. dollars.

Under the amended terms, the shareholder distribution payable was novated into a fixed liability of approximately $80,031, with no further inflation indexation after October 22, 2025. The shareholders also confirmed that the distribution will be settled using proceeds expected to be received by PGCo from Minera Exar in connection with the repayment of an outstanding loan. Any portion of the distribution not settled through these proceeds is expected to be capitalized by the shareholders.

As this resolution was approved after December 31, 2025, the amendment represents a non-adjusting subsequent event and therefore no adjustments have been made to the consolidated financial statements for the year ended December 31, 2025.

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Repayment of Minera Exar loan and subsequent distributions

Subsequent to December 31, 2025, the following transactions occurred in order to distribute Minera Exar’s available cash between the Company and Ganfeng in proportion to their respective ownership interests in Exar Capital:

a) On February 9, 2026, Minera Exar fully repaid the loan outstanding to PGCo, including accrued interest, totaling $72,015 (Note 10).

b) Following the repayment, PGCo used the proceeds to partially settle its outstanding shareholder liabilities, distributing $61,292 to Millennial and $10,723 to Ganfeng. Millennial subsequently approved a capital reduction and repaid $61,292 to the Company.

c) On February 9, 2026, the Company entered into an assignment agreement with Ganfeng pursuant to which the Company purchased portions of certain receivables owing from Exar Capital in the amount of $26,005, funded from the capital repayment received from Millennial.

As a result of these transactions, the Company and Ganfeng received net cash of approximately $35,287 and $36,728, respectively, reflecting their 49% and 51% funding proportions for the Cauchari-Olaroz project.

26.
SUBSEQUENT EVENTS (continued)
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Partial Repayment of Outstanding Loan Interest by Exar Capital

Subsequent to December 31, 2025, in March 2026, Exar Capital used its existing cash balance to repay $6,468 of outstanding loan interest to the Company.

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Debt Facility with Ganfeng

Subsequent to December 31, 2025, in March 2026, the Company entered into a six-year $130,000 debt facility with Ganfeng bearing interest at SOFR plus 2.5% (the “Debt Facility”).

The Debt Facility is secured by the Company’s equity interest in a proposed joint venture between the Company and Ganfeng intended to consolidate their respective interests in the Pozuelos-Pastos Grandes and Sal de la Puna lithium brine projects located in Salta, Argentina (the “New JV”). The Debt Facility may be prepaid without penalty and is available to refinance existing corporate debt and for general corporate purposes.

Under the terms of the Debt Facility, the Company has agreed to allocate up to 50% of its offtake from the initial development phase of the New JV, capped at 6,000 tonnes per annum of lithium carbonate equivalent, to Ganfeng at market prices.

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Minera Exar’s debt facility obtained subsequent to year-end

Subsequent to December 31, 2025, in March 2026, Minera Exar obtained a short-term export pre-financing facility of $20,000 from a major financial institution, maturing on August 5, 2026.